UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2018 (October 1, 2018)

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

001-09516	ICAHN ENTERPRISES L.P.	Delaware	13-3398766

767 Fifth Avenue, Suite 4700 New York, NY 10153 (212) 702-4300

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P.	Delaware	13-3398767

767 Fifth Avenue, Suite 4700 New York, NY 10153 (212) 702-4300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Shareholders Agreement

Pursuant to the terms of the Federal-Mogul Purchase Agreement (as defined below), at the effective time of the Federal-Mogul Transaction (as defined below), Icahn Enterprises L.P. (“IEP”), American Entertainment Properties Corp., a Delaware corporation and indirect wholly owned subsidiary of IEP (“AEP”), Icahn Enterprises Holdings L.P. (“IEH”) and Tenneco Inc., a Delaware corporation (“Tenneco”) entered into the Shareholders Agreement (the “Shareholders Agreement”).

Pursuant to the Shareholders Agreement, prior to the earlier of (i) the date the Spin-Off (as defined in the Shareholders Agreement) is consummated and (ii) the date on which IEP and its affiliates cease to own at least 10% of the outstanding Class A Common Stock (as defined below) and Class B Common Stock (as defined below), measured as a single class, the board of directors of Tenneco (the “Board”) will nominate for election the then-serving chief executive officer of IEP (or another designee of IEP, if applicable) at each annual meeting of Tenneco’s stockholders. If the Spin-Off has not occurred by the date that is 18 months after the closing of the Federal-Mogul Transaction, IEP must cause its designee to resign from the Board at least 30 days prior to IEP taking certain specified actions with respect to Tenneco.

The Shareholders Agreement also contains a standstill covenant, which prohibits IEP and its affiliates from taking certain actions until the earlier of the date that is (i) 18 months after the closing of the Federal-Mogul Transaction, if the Spin-Off has not occurred by such date, and (ii) one year after the date on which IEP and its affiliates cease to own at least 5% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class. Subject to certain exceptions, for a period of 150 days following the closing of the Federal-Mogul Transaction, the Sellers (as defined below) may not, directly or indirectly, sell or otherwise transfer, or make any short sale or otherwise dispose of, more than 10% of the shares of Class A Common Stock and Class B Common Stock, measured as a single class, outstanding immediately after the closing of the Federal-Mogul Transaction.

Furthermore, until the later of (i) the expiration of the standstill restrictions discussed above and (ii) the time when IEP and its affiliates cease to own at least 10% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class, IEP and its affiliates may not transfer any shares (a) to certain specified types of investors and (b) in an amount equal to 5% or more of the Class A Common Stock issued and outstanding at the time of such transfer (subject to certain carve outs for transfers to certain passive institutional investors).

For so long as IEP and its affiliates own at least 10% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class, and Tenneco proposes to issue any equity securities (other than in an excluded issuance), IEP and its affiliates have certain preemptive rights. The Shareholders Agreement also includes registration rights for IEP.

The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Federal-Mogul Transaction

On October 1, 2018, IEP and AEP (together with certain affiliated entities, the “Sellers”) completed the previously announced sale (the “Federal-Mogul Transaction”) of Federal-Mogul LLC, a Delaware limited liability company (“Federal-Mogul”) to Tenneco, pursuant to the Membership Interest Purchase Agreement, dated as of April 10, 2018, by and among IEP, AEP, Federal-Mogul and Tenneco (the “Federal-Mogul Purchase Agreement”). In connection with the Federal-Mogul Transaction, Federal-Mogul was merged with and into Tenneco, with Tenneco continuing as the surviving company. At the effective time of the Federal-Mogul Transaction, Tenneco paid the Sellers $800 million in cash and issued the Sellers an aggregate of 5,651,177 shares of Class A Voting Common Stock, par value $0.01, of Tenneco (“Class A Common Stock”) and 23,793,669 shares of Class B Non-Voting Common Stock, par value $0.01, of Tenneco (“Class B Common Stock”).

The foregoing description of the Federal-Mogul Transaction and the Federal-Mogul Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Federal-Mogul Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Tropicana Transaction

On October 1, 2018, Tropicana Entertainment Inc. (“Tropicana”), a Delaware corporation and indirect wholly owned subsidiary of IEP, completed the previously announced sale (the “Tropicana Transaction”) of (i) substantially all of its real estate assets, other than the MontBleu Casino Resort & Spa, the Lumière Place Casino and Hotel (“Lumière Place”) and the Tropicana Aruba Resort and Casino (“Tropicana Aruba”), to GLP Capital, L.P., a Pennsylvania limited partnership (“GLP”), (ii) its real estate assets associated with Lumière Place to Tropicana St. Louis RE LLC, a wholly owned subsidiary of Eldorado Resorts, Inc., a Nevada corporation (“ERI”), (iii) the Tropicana Aruba to IEP Eagle Beach LLC, an affiliate of IEP, and (iv) its gaming and hotel operations to ERI, for an aggregate consideration of approximately $1.85 billion, pursuant to the Agreement and Plan of Merger, dated as of April 15, 2018, by and among ERI, Delta Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of ERI (“Merger Sub”), and GLP (the “Tropicana Merger Agreement”) and the Real Estate Purchase Agreement, dated as of April 15, 2018, between Tropicana and GLP (as amended, the “Tropicana Real Estate Purchase Agreement”). In connection with the Tropicana Transaction, Merger Sub was merged with and into Tropicana, with Tropicana continuing as the surviving company and a wholly owned subsidiary of ERI. At the effective time of the Tropicana Transaction, each issued and outstanding share of common stock, par value $0.01 per share, of Tropicana, was cancelled and converted into the right to receive $75.14 per share in cash.

The foregoing description of the Tropicana Transaction, the Tropicana Merger Agreement and the Tropicana Real Estate Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Tropicana Merger Agreement and the Tropicana Real Estate Purchase Agreement, which are filed as Exhibit 2.2 and Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On October 1, 2018, IEP issued a press release announcing the completion of the Federal-Mogul Transaction and the Tropicana Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed financial information of IEP and notes thereto is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of April 10, 2018, by and among Icahn Enterprises L.P., American Entertainment Properties Corp., Federal-Mogul LLC and Tenneco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Icahn Enterprises L.P. on April 10, 2018).

2.2	Agreement and Plan of Merger, dated as of April 15, 2018, by and among Eldorado Resorts Inc., Delta Merger Sub, Inc., GLP Capital, L.P. and Tropicana Entertainment Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Icahn Enterprises L.P. on April 16, 2018).

4.1	Shareholders Agreement, dated as of October 1, 2018, by and among Icahn Enterprises L.P., Icahn Enterprises Holdings L.P., American Entertainment Properties Corp. and Tenneco Inc.

10.1	Amendment No. 1 and Joinder to Purchase and Sale Agreement, dated October 1, 2018, by and among Tropicana Entertainment Inc., GLP Capital, L.P. and Eldorado Resorts, Inc.

99.1	Press release issued by Icahn Enterprises L.P. on October 1, 2018.

99.2	Unaudited pro forma condensed financial information of Icahn Enterprises L.P..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

Icahn Enterprises G.P. Inc.,
	By:	its general partner

	By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer
Date: October 2, 2018

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

Icahn Enterprises G.P. Inc.,
	By:	its general partner

	By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date: October 2, 2018

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